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                                                                   EXHIBIT 10.30

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                   SHOWA DENKO / WESTERN DIGITAL TECHNOLOGIES
                                SUPPLY AGREEMENT

     THIS SUPPLY AGREEMENT (this "AGREEMENT") is made and entered into as of August 17, 2005 ("EFFECTIVE DATE"), by and between SHOWA DENKO K.K.("SHOWA DENKO"), with offices located at Chiba, Ichihara, Japan, and Western Digital Technologies, Inc., a Delaware corporation ("WESTERN DIGITAL"), with offices located at 20511 Lake Forest Drive, Lake Forest, California 92630.

                                    RECITALS

     WHEREAS, SHOWA DENKO and its affiliates manufacture and design Media; and

     WHEREAS, WESTERN DIGITAL, its affiliates or subsidiaries incorporate such Media into WESTERN DIGITAL'S hard disk drives ("HDD"); and

     WHEREAS, WESTERN DIGITAL desires to purchase Media and SHOWA DENKO desires to sell such Media, subject to the terms and conditions herein stipulated.

     NOW, THEREFORE, in consideration of the above recitals, premises and the mutual promises hereinafter contained, and other good and valuable consideration, the parties hereto agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, capitalized terms in this Agreement shall be given the meaning ascribed to them below:

          "BUSINESS DAY" means any day other than a Saturday, Sunday or national holiday in United States.

          "FISCAL QUARTER" means Western Digital's fiscal quarters as identified in EXHIBIT 3.2.

          "NDA" means that certain Non-Disclosure Agreement by and between WESTERN DIGITAL and SHOWA DENKO dated as of April 8, 2003.

          "PURCHASE ORDER" means documents in EDI, email, or fax, issued by WESTERN DIGITAL with quantities and/or shipping information, including blanket orders of Products and JIT HUB pull signals.

          "SPECIFICATIONS" means designs, drawings, prints and written descriptions, specification reviews and requirements for the Products, including any changes or updates thereto.

          "MEDIA" means a blank substrate of glass or aluminum which has been manufactured through multiple process steps to form a completed magnetic rotating disc which is used in combination with magnetic heads.


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          "MATERIAL DEFAULT" shall mean the occurrence of any of the following, provided that in the event any of the following conditions are cured within the time periods set forth therein, then no Material Default shall have occurred:

          (i) a failure of SHOWA DENKO to deliver in a given Fiscal Quarter the Volume Requirements (subject to Section 5.1), or the failure of SHOWA DENKO to accept a Purchase Order issued in accordance with Section 4.4, and the failure by SHOWA DENKO to remedy such condition within ten (10) Business Days after SHOWA DENKO has received notice thereof;

          (ii) a failure of WESTERN DIGITAL to meet its payment obligations under Section 3.5, and the failure by WESTERN DIGITAL to remedy such condition within ten (10) Business Days after WESTERN DIGITAL has received notice thereof; or

          (iii) a material breach by either party of any obligation, covenant, or condition under this Agreement that is susceptible of cure, and the failure by the breaching party to cure such breach within thirty (30) Business Days after the breaching party has received notice of such default, provided that if the cure requires more than thirty (30) Business Days, a Material Default will be deemed to exist if the breaching party fails to (i) promptly take action to cure such breach as quickly as reasonably possible; or (ii) cure such breach within sixty (60) days after the breaching party has received notice of such default;

          (iv) an assignment or attempted assignment in violation of Section 13.

          "WDM" means Western Digital (Malaysia) Sdn Bhd.

          "WDTH" means Western Digital (Thailand) Company Limited.

2.   PURCHASE AND SALE OF PRODUCTS; TERM

          2.1 Term. The term of this agreement shall commence on the Effective Date and expire on December 31, 2007 (the "TERM"). During the Term WESTERN DIGITAL shall designate SHOWA DENKO as a qualified supplier for Media and SHOWA DENKO shall supply to WESTERN DIGITAL the Volume Requirements, subject to the terms and conditions of this Agreement. To fulfill the Volume Requirements, SHOWA DENKO may supply to WESTERN DIGITAL or its Affiliates the Media manufactured by its owned and controlled affiliates, SHOWA DENKO HD TRACE CORPORATION, SHOWA DENKO HD K.K. and/or SHOWA DENKO HD SINGAPORE PTD., LTD., (each, a "Showa Affiliate"), provided that each location of each Showa Affiliate can produce Media that meets WD's Specifications and performance and reliability standards as set forth herein. In the event any Showa Affiliate does not meet such Specifications and standards, then SHOWA DENKO must meet the Volume Requirements with Media from a different Showa Affiliate.


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          2.2 Qualified Supplier. Upon completing qualification requirement for each Product, SHOWA DENKO will be a qualified supplier of the particular Product.

          2.3 Conditions. WESTERN DIGITAL'S obligation to purchase any Products from SHOWA DENKO under this Agreement is contingent on such Products, including all components thereof and the manufacturing process thereto, being qualified to WESTERN DIGITAL'S standards and Specifications (the "Condition"). In the event that this Condition is not met or is breached for any reason, WESTERN DIGITAL shall have the right to (A) waive such unsatisfied Condition, or (B) to terminate this Agreement in part with respect to any Product for which such Condition is not satisfied.

          2.4 Limitations. Unless and until such Condition is satisfied, WESTERN DIGITAL shall not be obligated under this Agreement to designate SHOWA DENKO as a qualified supplier of any Product for which the Conditions have not been satisfied or purchase any such Products under this Agreement.

          2.5 Design Qualifications. When WESTERN DIGITAL and/or its affiliates intend to obtain a new design qualification from its OEM and Distribution customers with respect to hard disk drives, WESTERN DIGITAL and its affiliates shall [***].

3.   [***]; INVOICES AND PAYMENT.

          3.1 Products. In accordance with the terms set forth in this Agreement, WESTERN DIGITAL shall purchase from SHOWA DENKO the MEDIA products set forth on Exhibit 3.1 hereto as may be amended in writing from time to time by mutual agreement of the parties (the "PRODUCTS"). WESTERN DIGITAL may authorize its affiliates to purchase Product and place Purchase Orders under the terms and conditions of this Agreement.

          3.2 Volume. The minimum quantities of the Products sold and purchased hereunder for each Fiscal Quarter is set forth on Exhibit 3.2 hereto (the "VOLUME REQUIREMENTS"). Purchases by WESTERN DIGITAL'S affiliates shall be included in the total Volume Requirements.

          3.3 [***]. [***] for the Products and payment terms is set forth on
     EXHIBIT 3.3 hereto (the "[***]") which is incorporated herein by reference.

          a. [***] In the event that WESTERN DIGITAL elects to challenge the [***] of the Products under this clause, the parties shall follow the procedures set forth in Section 3.3(b) below.


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          b.   [***]. With respect to [***] clause in Section 3.3(a) above and
               Exhibit 3.3 hereto, [***].

          c. In the event the parties [***] as described in this Section 3.3, either party may, upon written notice to the other, submit such dispute to the Chief Executive Officer of SHOWA DENKO and the Chief Operating Officer of WESTERN DIGITAL, or their respective designees, who shall meet to attempt to resolve the dispute by good faith negotiations. In the event the parties are unable to come to agreement upon [***] within five (5) Days after such notice is given, either party may proceed with arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and each party shall appoint one arbitrator, and the two arbitrators thus appointed will appoint a third arbitrator.

          3.4 Submission of Invoices. WESTERN DIGITAL shall order Products under this Agreement by submitting Purchase Orders in accordance with Section 4.4 hereof. SHOWA DENKO will submit invoices to WESTERN DIGITAL or its affiliates no earlier than (i) with respect to direct shipments to WDM/WDTH, the date of receipt of Products by WDM/WDTH's third party transporter at the airport in the country where WDM/WDTH's plant is located; (ii) with respect to direct shipments to WESTERN DIGITAL or its affiliates other than WDM/WDTH, the date of shipment of Products to WESTERN DIGITAL or its affiliates; and (iii) with respect to Products pulled from a JIT Hub, the date of withdrawal from the JIT Hub.

          3.5 Payment of Invoices. The Price for Product shall be paid in United States currency. Payment from WESTERN DIGITAL for undisputed amounts due under an appropriately submitted invoice shall be made within [***] days (or such longer period as mutually agreed upon by the parties) after the date of the invoice issued in accordance with Section 3.4.

4.   FORECASTS AND ORDERS.

          4.1 Long-Term Forecast. In order to assist SHOWA DENKO in planning production, WESTERN DIGITAL shall provide SHOWA DENKO on a calendar month basis with a four quarter rolling forecast of the quantities and configurations of Products required by WESTERN DIGITAL and its affiliates, including projected volumes by program (the "WD QUARTERLY FORECASTS"). The rolling WD Quarterly Forecasts shall be by week for first quarter of each forecast and by month for the second, third and fourth quarters of each forecast. In addition, WESTERN DIGITAL will provide SHOWA DENKO with a forecast at least annually of its anticipated Product needs extending for a one year period after the then applicable WD Quarterly Forecast (the "LONG-TERM FORECASTS"). The parties understand and agree that the WD Quarterly Forecasts and the Long-Term Forecasts are intended to be estimates for planning purposes only and shall not be binding upon WESTERN DIGITAL.


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          4.2 13-Week Forecasts. WESTERN DIGITAL shall use commercially reasonable efforts to provide SHOWA DENKO with a thirteen (13) week rolling forecast (the "13 WEEK FORECAST") of its Product requirements, updated weekly on or before the close of business, California time, on an agreed-upon Business Day of each week. The parties understand and agree that all 13 Week Forecasts are intended to be estimates for planning purposes only and shall not be binding upon both Parties.

          4.3 SHOWA DENKO will procure and maintain all necessary equipment, personnel, facilities, and other materials required to manufacture Products in volumes sufficient to meet the Volume Requirements.

          4.4 Order. WESTERN DIGITAL (or its affiliates) shall, if it desires to purchase Products from SHOWA DENKO, furnish to SHOWA DENKO a quarterly firm Purchase Order for the purchase of such Products not later than [***] before such Fiscal Quarter. Purchase Orders will include (i) Product's description, and (ii) the ship-to and bill-to addresses.

          4.5 Order Reschedule; Cancellation. WESTERN DIGITAL or its affiliates may reschedule the shipment date of any undelivered Products multiple times within any Fiscal Quarter, and may reschedule up to [***]% of the Volume Requirements for any Fiscal Quarter in the subsequent Fiscal Quarter, without charge or liability under this Agreement. WESTERN DIGITAL shall be responsible for reasonable charges for rescheduling shipment dates other than in accordance with the preceding sentence. WESTERN DIGITAL may redirect shipments of Products under any Purchase Order to alternate locations, and WESTERN DIGITAL shall be responsible only for the difference (if any) between the shipping costs to the original shipment location and the new location. WESTERN DIGITAL may cancel a Purchase Order within [***] of a scheduled delivery date only with consent from SHOWA DENKO. If SHOWA DENKO consents, then WESTERN DIGITAL or its affiliates may be liable for certain "ORDER CANCELLATION FEES" (unless such cancellation was for cause). Such Order Cancellation Fees shall include only the cost of materials that SHOWA DENKO cannot cancel, return to its supplier for credit, sell or divert to another use. In addition, such Order Cancellation Fees shall not in any event exceed the Price for any finished goods inventory manufactured by SHOWA DENKO consistent with the 13 Week Forecast that is attributable to such cancellation, modification or termination, and in no event more than [***] of finished goods inventory of Products.

          4.6 Direct Order Acknowledgement. If Products are not ordered by WESTERN DIGITAL or its affiliates through the JIT Hub, and WESTERN DIGITAL or its affiliates instead issues to SHOWA DENKO a direct purchase order for Product, then an order acknowledgement shall be provided by SHOWA DENKO to WESTERN DIGITAL or its affiliates within ninety-six (96) hours of receipt of the purchase order for Product from WESTERN DIGITAL or its affiliates. Failure by SHOWA DENKO to send an order acknowledgement shall not be deemed to signify SHOWA DENKO'S objection to or disapproval of a purchase order for a Product (as defined in this Agreement), but shall be deemed to be SHOWA DENKO'S acknowledgement thereof.


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          4.7 Obligation to Fulfill Orders. SHOWA DENKO must accept all Purchase
     Orders for Products issued by WESTERN DIGITAL or its affiliates, if the offered volumes of the Products in such Purchase Orders do not exceed the Volume Requirements. In the event that a Purchase Order for such Products issued by an WESTERN DIGITAL or its affiliates offers a volume of the Products in excess of the Volume Requirements and if SHOWA DENKO does not desire to accept such Purchase Order, SHOWA DENKO shall promptly (and in no event later than ninety-six (96) hours from the time SHOWA DENKO receives such Purchase Order) notify the WESTERN DIGITAL or its affiliates so that the parties may discuss to attempt to avoid disruption in the supply chain. Notwithstanding the foregoing, WESTERN DIGITAL shall have the opportunity to amend any Purchase Order to be consistent with the Volume Requirements and SHOWA DENKO shall at all times be required to supply WESTERN DIGITAL the Volume Requirements.

5.   DELIVERY.

          5.1 General. SHOWA DENKO shall deliver the Volume Requirements to WESTERN DIGITAL or its affiliates in during each Fiscal Quarter in accordance with Purchase Orders in amounts equal to (i) a minimum of [***] percent ([***]%) of the Volume Requirements for each of the first two months of the then applicable Fiscal Quarter and (ii) [***] percent ([***]%) of the Volume Requirements by the end of the eleventh (11th) week of the applicable Fiscal Quarter and (iii) [***] percent ([***]%) of the Volume Requirements by the end of the last week of the applicable Fiscal Quarter. Delivery terms are DDU WESTERN DIGITAL or its affiliates facility or JIT Hub. SHOWA DENKO shall fulfill Purchase Orders in exact quantities, provided, however if the difference between actual SHOWA DENKO Product deliveries and the Volume Requirements for a Fiscal Quarter is not more than [***] percent ([***]%) of the Volume Requirements for such Fiscal Quarter, SHOWA DENKO may increase the Volume Requirement for the subsequent Fiscal Quarter by a number of Products equal to such shortfall. In the event of an incomplete shipment, and provided that WESTERN DIGITAL or its affiliates has not notified SHOWA DENKO that WESTERN DIGITAL or its affiliates will not accept an additional partial shipment to complete the incomplete shipment, SHOWA DENKO shall promptly make up any incomplete shipments as soon as possible (and in no event later than [***] days), using expedited means of transportation at SHOWA DENKO'S sole expense.

          5.2 Just-in-Time Hub. SHOWA DENKO will provide just-in-time delivery using hubs located at or near WESTERN DIGITAL'S manufacturing or distribution facilities in Malaysia and Thailand ("JIT HUBS"). SHOWA DENKO will: (i) bear all costs associated with warehousing Products in the JIT Hub(s); (ii) ensure that WESTERN DIGITAL or its affiliates may withdraw Products from the JIT Hub(s) as needed; (iii) retain title to Products until they are physically delivered to WESTERN DIGITAL or its affiliates or its carrier upon withdrawal from the JIT Hub(s); (iv) fully insure or require the JIT Hub(s) operator to fully insure all Products in transit to or stored at a Hub against all risk of loss or damage until such time as WESTERN DIGITAL or its affiliates


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     takes title to them; and (v) require that the Hub operator take all steps necessary to protect all Products in a JIT Hub consistent with good commercial warehousing practice.

          5.3 JIT Hub Inventory Levels. SHOWA DENKO will maintain inventory of Products at the JIT Hub(s) of not less than [***], and not more than [***], of the WESTERN DIGITAL or its affiliates scheduled pulls based on the 13 Week Forecasts consistent with the relevant Volume Requirements in effect at the lead time necessary for SHOWA DENKO to manufacture the Products (the "JIT HUB INVENTORY"). As WESTERN DIGITAL or its affiliates purchase Product from the JIT Hub(s), SHOWA DENKO will replenish the inventory in accordance with the 13 Week Forecast consistent with the relevant Volume Requirements in effect at the lead time necessary for SHOWA DENKO to manufacture such replenishing inventory.

          5.4 On-Time Delivery. TIME IS OF THE ESSENCE as to the delivery of Products. In the event SHOWA DENKO anticipates that it will not be able to make shipments in conformance with a Purchase Order, without limiting WESTERN DIGITAL'S rights or remedies under this Agreement, SHOWA DENKO will promptly notify the WESTERN DIGITAL or its affiliates and will work with the WESTERN DIGITAL or its affiliates to remedy the issues giving rise to such nonconformance and to limit the impact of such nonconformance in accordance with the following procedures:

          a. SHOWA DENKO shall use its best efforts to provide WESTERN DIGITAL with a remedy/corrective action plan within twenty four (24) hours after notice to the WESTERN DIGITAL or its affiliates and WESTERN DIGITAL;

          b. In the event SHOWA DENKO is unable to provide a remedy/corrective action plan within twenty four (24) hours, SHOWA DENKO will provide daily updates until a remedy/corrective action plan is identified;

          c. If WESTERN DIGITAL is not satisfied with SHOWA DENKO' progress on the remedy/corrective action plan, WESTERN DIGITAL may initiate a management level discussion;

          d. If the managers are unable to agree on a satisfactory resolution, the management may initiate a vice president level discussion to resolve WESTERN DIGITAL'S concerns; and

          e. If the parties are unable to reach a mutually agreeable resolution within five (5) days of the commencement of the escalation process described in (c) above, then each party shall be entitled to enforce its rights and remedies under this Agreement and pursuant to applicable law.

          5.5 Process Management Plans. If requested by WESTERN DIGITAL in writing, SHOWA DENKO shall provide Process Management Plans ("PMP'S") for all


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     parts or processes as they relate to the production of Products within five
     (5) days after receipt of the request.

          5.6 Supply Chain Management. Quarterly, or as requested by WESTERN DIGITAL, SHOWA DENKO shall provide to WESTERN DIGITAL supply chain information including worldwide inventory volumes of the Products sold or to be sold to WESTERN DIGITAL or its affiliates and pull rates for such Products.

          5.7 Process and Design Changes. The parties will agree upon a qualification process or plan for process or design changes that will provide WESTERN DIGITAL with modeling (where applicable), prototyping, testing and approval by WESTERN DIGITAL prior to cut-in on WESTERN DIGITAL'S production or development lines. SHOWA DENKO shall respond in writing to WESTERN DIGITAL within five (5) Business Days after receiving a WESTERN DIGITAL requested process or design change. SHOWA DENKO response shall confirm the nature of the change, analyze the impact of the change on both SHOWA DENKO and WESTERN DIGITAL and identify a plan of action. SHOWA DENKO will not modify the Products, any of their components or materials, or any related manufacturing processes without obtaining WESTERN DIGITAL'S prior written consent.

          5.8 Quarterly Business Reviews. WESTERN DIGITAL and SHOWA DENKO shall meet on a quarterly basis for a quarterly business review. The parties shall review SHOWA DENKO'S performance during the preceding quarter, identify areas for improvement and recommend actions to be taken by either party to satisfy the parties' business goals. In addition, each quarterly business review will allocate time to review future product roadmap plans between the parties, and also product, process, cost and quality improvements.

6.   WARRANTY.

          6.1 Warranty Period. The warranty period for the Products is for a period of one (1) year commencing upon the date of delivery of the Products (or the date pulled from the JIT Hub, as applicable) (the "WARRANTY PERIOD").

          6.2 Warranties. SHOWA DENKO represents and warrants to WESTERN DIGITAL and its affiliates the following (the "MEDIA WARRANTY"):

               a. During the Warranty Period, the Products conform to all applicable Specifications; and

               b. During the Warranty Period, the Products will be free from defects in material and workmanship; and

               c. The Products do not infringe any patent rights, copyrights, trademarks, trade secret, mask work right or other intellectual property right of any third party; and


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               d.   The Products are new and comprised of new materials, are not misbranded, falsely labeled or invoiced.

          6.3 WESTERN DIGITAL'S acceptance, testing or approval of the goods, design or materials will not relieve supplier of any warranty obligations.

          6.4 EXCLUSIVE WARRANTIES; THIRD PARTY BENEFICIARIES. THE WARRANTIES SET FORTH ABOVE ARE EXCLUSIVE, AND NEITHER PARTY MAKES ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. EACH WESTERN DIGITAL AFFILIATE IS A THIRD PARTY BENEFICIARY OF THE RIGHTS AND REMEDIES AFFORDED WESTERN DIGITAL AS CONTAINED IN THIS SECTION 6, AND NEITHER SHOWA DENKO NOR ANY WESTERN DIGITAL AFFILIATE MAY ABRIDGE, TERMINATE, WAIVE OR OTHERWISE DEROGATE THE BENEFITS AFFORDED TO WESTERN DIGITAL OR ITS AFFILIATES PURSUANT TO THIS SECTION 6.

7.   WARRANTY REMEDIES.

          7.1 Defective Products. If a Product (either individually or by lot)
     (i) fails to meet any of the MEDIA Warranties set forth in Section 6.2,
     (ii) fails to meet its intended capacity either due to poor cumulative performance of the Product within the drive or the non-performance of an individual Product and therefore ships at a lower capacity than originally contemplated by the parties hereto or (iii) fails to meet WESTERN DIGITAL requirements for quality, reliability or factory performance, which requirements must be disclosed and confirmed by SHOWA DENKO in advance, (either (i), (ii) or (iii), a "DEFECTIVE PRODUCT"), then WESTERN DIGITAL shall be entitled to return for replacement or 100% full credit of the purchase price of such Defective Product, at its election. The decision to rework drives and return Products for credit or replacement or to exercise the option of applying an alternate format (alt format) or waterfall shall be at WESTERN DIGITAL'S sole discretion.

          7.2 RMA. WESTERN DIGITAL or its affiliates must notify SHOWA DENKO of any Defective Product in writing within the applicable Warranty Period. SHOWA DENKO will promptly issue a return materials authorization number ("RMA NUMBER") for such Defective Product. SHOWA DENKO shall issue the RMA Number within [***] after receipt of a proper request therefor and its confirmation the Products in question are Defective Products.

          7.3 Corrective Action. Within [***] of receiving written request from WESTERN DIGITAL or its affiliates to respond to a Defective Product, or a customer complaint, request for assistance or stop order relating to Product, SHOWA DENKO shall send a written response to WESTERN DIGITAL or its affiliates identifying proposed containment actions, field impact, failure analysis schedule and an estimated completion date for root cause analysis and recovery action plans.


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          7.4 Epidemic Failure. If at any time:

               (a) the Annual Failure Rate ("AFR") of a WESTERN DIGITAL HDD product rises to a level that triggers an "Excessive Defect," "Epidemic Defect," or "Excessive Failure" clause, or a similar clause, in a contract, agreement or purchase order between WESTERN DIGITAL and a WESTERN DIGITAL customer (collectively, "Epidemic Failure"), and (ii) the defect causing the hard disk drive failures is attributable to a Defective Product, or

               (b)  the AFR of the Product exceeds [***] percent ([***]%);

                    then SHOWA DENKO shall reimburse WESTERN DIGITAL for all expenses that WESTERN DIGITAL incurs in good faith to diagnose the defect, develop tests and remedies, promptly respond to customer inquiries and complaints, promptly return and replace such defective Product at WESTERN DIGITAL or its affiliates facilities, at JIT Hubs, or otherwise positioned for use or consumption by WESTERN DIGITAL or its affiliates, replace the hard disk drive in which the defective Product is located, and transport to a repair or returns center the hard disk drive in which the defective Product is located, provided, that SHOWA DENKO'S responsibilities under this Agreement for Epidemic Failure in no event shall exceed the total price paid by WESTERN DIGITAL for Products in the [***] period immediately prior to the claim.

          7.5 SHOWA DENKO agrees to promptly notify WESTERN DIGITAL if it has reason to believe that Products are likely to present a safety risk to WESTERN DIGITAL personnel or its customers, or the AFR of the Products is expected to exceed [***] percent ([***]%).

8.   INDEMNIFICATION.

     SHOWA DENKO shall defend, indemnify and hold WESTERN DIGITAL or its affiliates harmless from any claims of, or damages arising out of (or alleged to have arisen out of) the following (any of the following being referred to as a "CLAIM"): (i) the breach of SHOWA DENKO' representations and warranties contained in Section 6.2 of this Agreement, (ii) infringement of any third party's patent, copyright, trademark, trade secret, mask work right or other intellectual property right, on their own or in combination with other goods, (provided that the infringement would not have occurred but for the incorporation of the Product in WESTERN DIGITAL disk drive products); (iii) the misappropriation by SHOWA DENKO of any third party's trade secrets as a result of information used by SHOWA DENKO in connection with supplying Products under this Agreement (iv) negligent acts or omissions of SHOWA DENKO or its personnel, and/or (v) SHOWA DENKO' breach of a material term of this Agreement.


                                       10
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     SHOWA DENKO will have authority to control the defense of and defend all
     Claims relating to its indemnification obligations with counsel of its own choosing. WESTERN DIGITAL shall: (i) provide SHOWA DENKO prompt notice in writing of any Claim and permit SHOWA DENKO, through counsel selected by SHOWA DENKO and reasonably acceptable to WESTERN DIGITAL and SHOWA DENKO, to answer and defend such Claim; and (ii) provide SHOWA DENKO information, assistance and authority, at SHOWA DENKO'S expense, to help SHOWA DENKO to defend such Claim. Notwithstanding anything to the contrary and in the case of a final award or settlement, SHOWA DENKO shall pay such award but shall not be responsible for any settlement made without its prior written consent. SHOWA DENKO may not settle any Claim under this Section on WESTERN DIGITAL'S behalf without first obtaining WESTERN DIGITAL'S written permission. In the event WESTERN DIGITAL and SHOWA DENKO agree to settle a Claim, the parties agree not to publicize the settlement without first obtaining the other's written permission, which permission shall not be unreasonably withheld.

     If a third party files a claim in a court of competent jurisdiction alleging that the Products infringe an intellectual property right, SHOWA DENKO will, in addition to its obligations under the first paragraph of this Section 8, promptly notify WESTERN DIGITAL in writing and, at its own expense, exercise the first of the following remedies that is practicable:
     (i) obtain for WESTERN DIGITAL the right to continue to use and sell the Products consistent with this Agreement; (ii) modify the Products so they are non-infringing and in compliance with this Agreement; (iii) replace the Products with non-infringing ones that comply with this Agreement; or (iv) at WESTERN DIGITAL'S request, accept the cancellation of infringing Products and refund any amount paid for such infringing Products.

9. EACH WESTERN DIGITAL AFFILIATE IS A THIRD PARTY BENEFICIARY OF THE RIGHTS AND REMEDIES AFFORDED WESTERN DIGITAL AS CONTAINED IN THIS AGREEMENT, INCLUDING SECTIONS 6 (WARRANTY) AND 8 (INDEMNIFICATION), AND NEITHER SHOWA DENKO NOR ANY WESTERN DIGITAL OR ITS AFFILIATES MAY ABRIDGE, TERMINATE, WAIVE OR OTHERWISE DEROGATE THE BENEFITS AFFORDED TO WESTERN DIGITAL AND THE WESTERN DIGITAL OR ITS AFFILIATES THEREUNDER.

10. LIMITATION OF LIABILITY. EXCEPT FOR (I) SHOWA DENKO'S BREACH OF THE MEDIA WARRANTY CAUSING EPIDEMIC FAILURE AS SET FORTH IN SECTION 7.4, AND SUBJECT TO THE LIMITATION SET FORTH THEREIN or (II) INDEMNIFICATION OBLIGATIONS AS SET FORTH IN SECTION 8 AND (III) CONFIDENTIALITY (SECTION 22.1)(INCLUDING THOSE CONTAINED IN THE NDA), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL OR CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR SAVINGS, LOST REVENUES OR BUSINESS INTERRUPTION BASED ON ANY BREACH OR DEFAULT OF THE OTHER PARTY, WHETHER FOR BREACH


                                       11
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     OF ANY WARRANTY, FOR BREACH OR REPUDIATION OF ANY OTHER TERM OR CONDITION,
     FOR NEGLIGENCE, ON THE BASIS OF STRICT LIABILITY, OR OTHERWISE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY OR PUNITIVE DAMAGES OF ANY KIND.

11.  TECHNOLOGY EXCHANGE PROVISION.

          11.1 SHOWA DENKO shall provide detailed product and process design specifications, drawings, documents and test data for all Products (as detailed in EXHIBIT 3.1) or Media under supply, development or planned development for WESTERN DIGITAL.

          11.2 WESTERN DIGITAL shall provide all MEDIA relevant specifications, documents, test data and product characterization results for MEDIA or products manufactured by WESTERN DIGITAL in which a SHOWA DENKO Product is installed or to be installed.

          11.3 Development platforms to be disclosed under this Section 11 include, all standard [***] products.

          11.4 Each party as required will be allowed access to each parties facilities in the normal course of business to allow "reasonable and normal" auditing of product and process to insure compliance to product, process and environmental requirements.

12.  TERMINATION OF AGREEMENT.

          12.1 Termination. Subject to Sections 12.4 and 12.5:

          a. in the event of a material failure of SHOWA DENKO to meet mutually agreed development milestones with respect to a Product or maintain the quality level of a particular Product to WESTERN DIGITAL'S reasonable satisfaction, this Agreement may be terminated in part as to the designation of SHOWA DENKO as a qualified supplier under this Agreement of such specific Product upon not less than 30 days advance written notice by WESTERN DIGITAL to SHOWA DENKO, and the Volume Requirements may be reduced by WESTERN DIGITAL accordingly in its discretion; or

          b. in the event of a Material Default by the other party that is not cured within ten (10) days after written notice of such Material Default, which notice must describe the reason for such Material Default, then the other party may terminate this Agreement effective immediately.

          12.2 Termination for Insolvency. If either SHOWA DENKO or WESTERN DIGITAL (i) makes a general assignment for the benefit of creditors or becomes insolvent; (ii) files an insolvency petition in bankruptcy; (iii) petitions for or acquiesces


                                       12
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     in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors; or (v) becomes a party to any proceeding or action of the type described above in (iii) or (iv) and such proceeding or action is not dismissed or relief from stay is not obtained for a period of more than sixty (60) days, then the other party may by written notice terminate this Agreement in its entirety with immediate effect.

          12.3 Termination Upon Change in Control. In the event that more than fifty percent (50%) of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) of one party hereto hereafter become owned or controlled, directly or indirectly, by a third party, or upon a merger, consolidation or sale of all or substantially all of a party's assets ("CHANGE OF CONTROL"), said one party shall promptly give notice of such Change of Control to the other party, and the other party shall have the right upon written notice to the other party to terminate this agreement upon the date set forth in the notice following such Change of Control and the Change of Control shall constitute a Material Default. If said one party does not have outstanding shares or securities, such Change of Control shall be deemed to occur if more than fifty percent (50%) of its ownership interest representing the right to make decisions for said party is acquired by said third party.

          12.4 Effect of Termination. In all cases the provisions of Sections 4.5, 4.7, Section 6 through 10, this Section 12.4, Section 12.5, Section 16, Section 17.2 (document retention requirements) and Sections 21 and 22 shall survive the termination hereof.

          12.5 Separation Plan. In the event that this Agreement is terminated in whole or in part, then within ten (10) days after written notice of termination, the parties shall meet to develop a mutually agreed upon separation plan. Unless the termination of this Agreement was a result of SHOWA DENKO'S failure to meet the Specifications or the Product was found to infringe on a third party's intellectual property right, WESTERN DIGITAL or its affiliates shall be permitted, in their discretion, to continue to order Products in accordance with Section 4.4 hereof, and SHOWA DENKO shall continue to supply Products to WESTERN DIGITAL or its affiliates in accordance with such orders and forecasts and this Agreement for the "FINAL TRANSITION PERIOD" as defined below after termination of this Agreement, in whole or in part, and otherwise in accordance with such mutually agreed upon separation plan. Notwithstanding anything to the contrary contained herein, SHOWA DENKO shall not be obligated to sell Product to WESTERN DIGITAL or its affiliates for more than 180 days. This Agreement shall remain in full force and effect with respect to such orders and forecasts until the earlier of (i) the date specified in the mutually agreed upon separation plan; or (ii) expiration of the applicable Final Transition Period. As used herein, the "Final Transition Period" means one hundred eighty (180) days, and this Agreement, including Pricing and Media Warranty, shall continue in effect during such 180 day period.


                                       13
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13.  TRANSFERABILITY OF RIGHTS AND OBLIGATIONS. This Agreement is not assignable without the express written consent of the other party. Notwithstanding the foregoing, upon notice to SHOWA DENKO, WESTERN DIGITAL may assign this Agreement to any wholly owned Subsidiary of WESTERN DIGITAL CORPORATION, a Delaware corporation. Any delegation or assignment made in contravention of this Section shall be void and of no legal force or effect.

14. NOTICE. Whenever notice is required under the provisions of this Agreement, such notice shall be in writing, shall be in English, shall be sent to the other party at the address set forth below or at such other address as the party shall have specified by written notice and shall be deemed sufficiently given (i) upon receipt, if sent by air courier service (requiring signature upon receipt), or (ii) five (5) days after deposit, postage prepaid, in U.S. or international airmail.

          If to SHOWA DENKO
          SHOWA DENKO K.K.
          5-1 YAWATAKAIGAN-DORI ICHIHARA-SHI
          CHIBA- KEN, 290-0067 JAPAN
          ATTENTION: MARKETING GROUP
          TELEPHONE: 0436-43-8611
          TELECOPY: 0436-41-3511

          If to WESTERN DIGITAL:

          Western Digital Technologies, Inc.
          20511 Lake Forest Drive
          Lake Forest, California 92630
          Attn: General Counsel
          Telephone: 949-672-7000
          Telecopy: 949-672-5444

15. FORCE MAJEURE. Neither Party to this Agreement shall be liable for its failure to perform any of its obligations hereunder, or for its failure to cure any default under this Agreement, during any period in which such performance or cure is delayed or prevented by war, embargo, riot, or any other acts of god beyond the control of such party; provided that such party shall immediately notify the other party in writing of the reasons for the delay and, if possible, the duration of such delay.

16. SEVERABILITY. In the event that any provision of this Agreement is determined to be invalid or unenforceable under applicable law, the validity of the remaining portions of this Agreement shall be unaffected and shall continue in full force and effect.



                                       14
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17.  COMPLIANCE WITH LAWS.

          17.1 Compliance. All Products supplied and work performed under this Agreement will comply with all applicable Japanese and U.S. governmental laws and regulations in effect, including the Japanese and U.S. Export Administration Regulations, and other agencies or departments of Japanese and U.S. government. Each party to this Agreement will comply with all applicable export, re-export and foreign policy controls and restrictions imposed by the U.S., Japan and the country in which they are located. The parties to this Agreement may not export, re-export or allow to be disclosed, any technical data received from any party hereto or the product of any technical data to any person or destination to the extent prohibited by law.

          17.2 Foreign Corrupt Practices Act. SHOWA DENKO shall take no action which, if taken by or with the knowledge of WESTERN DIGITAL, could be construed as or constitute a violation of the United States Foreign Corrupt Practices Act. SHOWA DENKO shall not, directly or indirectly, offer, pay, promise to pay, or authorize the payment of any money or offer, give, promise to give, or authorize the giving of anything of value (i) to any official of the government of any country or any instrumentality thereof, or (ii) to any person, while knowing or having reason to know that all or a portion of such money or thing of value will be offered, given or promised directly or indirectly to any official of the government of any country or any instrumentality thereof, for purposes of: (i) influencing any act or decision of such official in his official capacity, including a decision to fail to perform his official functions; or (ii) inducing such official to use his influence with the government of any country or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to obtain or retain business for or with, or direct business to, any person. SHOWA DENKO agrees that it will retain all documents and other information relating to export activities under this and predecessor Agreements, both written and on electronic storage media, for a minimum period of five (5) years, and longer if required under applicable law.

          17.3 Continuing Obligations. SHOWA DENKO acknowledges and agrees that its obligations under this Section 17 are continuing in nature and that, in the event of any change in any material fact from that previously represented to WESTERN DIGITAL in connection with these obligations, it will immediately notify WESTERN DIGITAL of such change.

18. NONWAIVER. No failure or delay on the part of a party in the exercise of any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude other or further exercise thereof or of any other right or power; provided, however, that a party may by a written document executed by it: (a) extend the time for the performance of any of the agreements or covenants of the other party under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant hereto; (c) waive the performance by the other party of any of the agreements or covenants to be performed by the other party under this Agreement; or (d) waive the satisfaction of any conditions precedent to its obligations under this Agreement. The


                                       15
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     waiver by a party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

19. ADVERTISING. Nothing contained in this Agreement shall be construed as conferring upon either party to this Agreement any right to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of the other party hereto (including any contraction, abbreviation or simulation of any of the foregoing). Except as permitted by the NDA, each party hereto agrees not to use or refer to this Agreement or any provision thereof in any advertising or publicity without the express written approval of the other party. Neither party will use any trademarks, service marks, trade names, logos or other commercial or product designations of the other party for any purpose except as specifically allowed by the other party's published trademark guidelines or with the other party's prior written consent.

20.  APPLICABLE LAW; DISPUTE RESOLUTION.

          20.1 Governing Law and Language. The governing law of this Agreement shall be the substantive law of the State of California (without giving effect to the conflicts of law provisions thereof), as from time to time in force. Each party shall submit to and hereby waives any right to contest, the exclusive jurisdiction of the federal courts located in Los Angeles, California and the state courts located in Orange County, California, as applicable. The governing language of this Agreement shall be English and any translation of this Agreement shall be for convenience only and shall not be binding on the parties hereto. The 1980 United Nations Convention on Contracts for the International Sale of Goods, as amended, shall not be applicable to this Agreement.

          20.2 Resolution by Parties. All disputes, controversies or claims between or among the parties and/or any of their subsidiaries or affiliates arising out of, or relating to this Agreement or the breach, termination, invalidity or performance hereof (collectively, a "DISPUTE"), shall be settled, if reasonably possible, through good faith negotiations between the relevant parties. If a settlement is not reached within three (3) months, such Disputes shall be finally settled by arbitration, and such arbitration shall be binding upon both disputing parties. The arbitration shall be held in Los Angeles, California, in accordance with the Arbitration rules of American Arbitration Association.

21. PERFORMANCE DURING PENDENCY OF DISPUTES. If a dispute arises between the parties, subject to the terms and conditions of this Agreement, (a) in no event nor for any reason shall SHOWA DENKO interrupt the provision of Products to WESTERN DIGITAL, delay manufacture or delivery of Products or perform any other action that prevents, slows down, or reduces in any way the provision of Products or WESTERN DIGITAL'S ability to conduct its business; and (b) each party shall continue to perform its obligations under this Agreement, unless: (x) authority to do so has been granted by the other party or conferred by a court of competent jurisdiction; or (y) this Agreement has been


                                       16
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     terminated pursuant to Section 12.1, 12.2, 12.3 and the Final Transition
     Period has occurred.

22.  MISCELLANEOUS.

          22.1 Confidentiality. The provisions of the NDA shall apply to the disclosure and use of Confidential Information disclosed in connection with this Agreement. Further, during the term of this Agreement, the parties shall keep secret and confidential the content of this Agreement and shall not, without the prior written consent of the other party divulge it to any third party unless required to be disclosed by law. The parties agree that they shall work together to seek confidential treatment for certain confidential portions of this Agreement if WESTERN DIGITAL determines that the Agreement is required to be filed with the Securities and Exchange Commission.

          22.2 Binding Effect; Amendments. This Agreement will not be binding upon the parties until it has been signed by an authorized signatory on behalf of each party. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed as aforesaid.

          22.3 Headings. The headings of the several sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          22.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          22.5 Intellectual Property Rights. This Agreement does not grant either party any right to the other party's patents, copyrights, trademarks, trade secrets, or other forms of intellectual property. Notwithstanding the foregoing, SHOWA DENKO grants WESTERN DIGITAL an irrevocable, nonexclusive, worldwide, royalty-free right to all intellectual property and other proprietary rights of SHOWA DENKO necessary to permit WESTERN DIGITAL and others authorized by WESTERN DIGITAL to use, have used, disseminate, sell, or distribute the Products sold by SHOWA DENKO hereunder.

          22.6 Complete Agreement. This Agreement supersedes all prior and contemporaneous agreements and representations made, whether oral or written, express or implied, with respect to the same subject matter and contains the entire agreement between the parties with respect to the subject matter hereof and shall not be modified except by an instrument in writing signed by duly authorized representatives of each party. In the event of any discrepancy or inconsistency between this Agreement and any other form, agreement or order used or proposed by either party in connection herewith or with the transactions contemplated herein, the terms of this Agreement shall govern and such other form, agreement or order shall be effective only to show the quantity, model, date of order and date of delivery.


                                       17
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          22.7 Relationship of the Parties. The relationship between the parties hereto is that of independent contractors, and nothing contained herein shall be construed as establishing a partnership or joint venture between the parties. No party hereto shall make any commitment, by contract or otherwise, binding upon the other, nor represent that it has any authority to do so.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives as of the Effective Date.

                                        WESTERN DIGITAL TECHNOLOGIES, INC.


                                        By: /s/ Renate K. Quigley
                                            ------------------------------------
                                        Title: V.P. Asia Materials


                                        SHOWA DENKO K.K.


                                        By: /s/ Kenichi Izumi
                                            ------------------------------------
                                        Title: General Manager
                                               HD Division

List of Exhibits

Exhibit 3.1 "Product" definitions
Exhibit 3.2 Volume and Pricing Chart


                                       18
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                                   EXHIBIT 3.1
                                   "PRODUCTS"

     The following listed "Products" are defined for the purpose of Volume, [***] and Technology Exchange. All other Media subject to written proposals or amendments to this table and agreement.

          1.0" Glass

          1.8" Glass

          2.5" Glass

          3.5" Aluminum

          3.0" Aluminum or Glass


                                        1
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                                   EXHIBIT 3.2

                              PRODUCT UNIT VOLUMES
                                  (IN MILLIONS)

FQ2/06   FQ3/06   FQ4/06   FQ1/07   FQ2/07   FQ3/07   FQ4/07   FQ1/08   FQ2/08
------   ------   ------   ------   ------   ------   ------   ------   ------
 [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]

* Showa Denko agrees to use commercially reasonable efforts to increase volume in FQ2/06 from [***] units of Product to [***] units of Product.

Any increases in unit volumes per quarter mutually agreed to by the parties and any additional [***] associated therewith shall be set forth in an amendment to this Exhibit 3.2 shall be made in accordance with the Agreement and signed by the parties.

                         WESTERN DIGITAL FISCAL QUARTERS

Month                   Start Date    End Date   Weeks
-----                   ----------   ---------   -----
FISCAL QUARTER 1 2006

July 2005               07/02/2005   07/29/05      4
August 2005             07/30/05     08/26/05      4
September 2005          08/27/05     09/30/05      5

FISCAL QUARTER 2 2006

October 2005            10/01/05     10/28/05      4
November 2005           10/29/05     11/25/05      4
December 2005           11/26/05     12/30/05      5

FISCAL QUARTER 3 2006

January 2006            12/31/05     01/27/06      4
February 2006           01/28/06     02/24/06      4


                                        1
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
March 2006              02/25/06     03/31/06      5

FISCAL QUARTER 4 2006

April 2006              04/01/06     04/28/06      4
May 2006                04/29/06     05/26/06      4
June 2006               05/27/06     06/30/06      5

FISCAL QUARTER 1 2007

July 2006               7/1/06       7/28/06       4
August 2006             7/29/06      8/25/06       4
September 2006          8/26/06      9/29/06       5

FISCAL QUARTER 2 2007

October 2006            9/30/06      10/27/06      4
November 2006           10/28/06     11/24/06      4
December 2006           11/25/06     12/29/06      5

FISCAL QUARTER 3 2007

January 2007            12/30/06     01/26/07      4
February 2007           01/27/07     02/26/07      4
March 2007              02/24/07     03/30/07      5

FISCAL QUARTER 4 2007

April 2008              3/31/2007    4/27/2007     4
May 2008                4/28/2007    5/25/2007     4


                                        2
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
June 2008               5/26/2007    6/29/2007     5


                                        3
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                                   EXHIBIT 3.2
                                    CONTINUED

A. [***]. WESTERN DIGITAL shall [***] the following [***] to SHOWA DENKO ([***]) in the [***] and on the dates set forth below, or, in total of [***] to be applied against [***] of Product in accordance with Section 1.1(b):

[***] NO.    DATE   [***]
---------   -----   ------
[***]       [***]   [***]

WESTERN DIGITAL may delay [***] of any [***] until SHOWA DENKO [***]. The total [***] by SHOWA DENKO at any given time shall be called the "[***]."

B. [***] SCHEDULE. [***], SHOWA DENKO shall make [***] to WESTERN DIGITAL in the [***] of [***] on the first business day of [***] toward the [***]; and [***] SHOWA DENKO shall make [***] to WESTERN DIGITAL in the [***] of [***] on the first day of each [***] (for a [***] of [***]) until the [***]. In the event the [***], SHOWA DENKO shall immediately [***] to WESTERN DIGITAL in the [***] of the [***].

C. [***] RESTRICTION. The parties agree that it is their mutual intent that the [***] be used by SHOWA DENKO solely to [***], and not for SHOWA DENKO'S general [***] purposes.

D. Upon the occurrence of any of the following events, either party may immediately set off and recoup any debt it (including its subsidiaries or affiliates) owes the other party (including its subsidiaries and affiliates), regardless when payment is due, against any debt, credit or other obligation or liability payable [***] (regardless whether such debt, obligation or liability arose out of or relates to the Agreement:

     i)   Material Default under Section 12.1; or

     ii)  insolvency event as set forth in Section 12.2 of the Agreement; or

     iii) change in control event as set forth in Section 12.3 of the Agreement.

--------------------------------------------------------------------------------
PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
--------------------------------------------------------------------------------

                                   EXHIBIT 3.3
                                DEVELOPMENT [***]

                          [***] WD Facility or JIT HUB
                All MEDIA shipment trays to be returned to SHOWA

                            DEVELOPMENT [***] MATRIX
                                    ([***])

Samples   [***]
F         [***]
D         [***]
V         [***]
LVM       [***]

    PRODUCT FAILING TO MEET GENERAL SPECIFICATIONS, MECHANICAL OR ELECTRICAL
     TESTING IS SUBJECT TO RTV FOR CREDIT OR REPLACEMENT AT WESTERN DIGITAL
                                  DISCRETION.

DEVELOPMENT SCHEDULES ARE SUBJECT TO REVISION BASED ON TECHNICAL AND OPERATIONAL ISSUES. DETAILED SCHEDULES AND REQUIREMENTS CONCERNING SHOWA DENKO MEDIA WILL BE
 PUBLISHED TO SHOWA DENKO FOR EACH INDIVIDUAL PROGRAM AND REVISED AS REQUIRED.

                                  VOLUME [***]
                                    ([***])

        FQ2/06   FQ3/06   FQ4/06   FQ1/07   FQ2/07   FQ3/07   FQ4/07   FQ1/08   FQ2/08
        ------   ------   ------   ------   ------   ------   ------   ------   ------
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]

AL = ALUMINUM
GL = GLASS
SFF = SMALL FORM FACTOR, GLASS
TBD = [***] TO BE DETERMINED IN ACCORDANCE WITH THE TERMS SET FORTH BELOW

--------------------------------------------------------------------------------
PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
--------------------------------------------------------------------------------

 ALL [***] FOR [***] MEDIA SHALL BE MUTUALLY AGREED BY THE PARTIES AND [***] AT
                      THE TIME OF NEGOTIATION OR PURCHASE.

  ALL [***] FOR [***] MEDIA SHALL BE IN ACCORDANCE WITH THE [***] SET FORTH IN
          SECTION 3.3(A) OF THE AGREEMENT AND IN NO EVENT SHALL [***].


                                        2